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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 9, 1999


                         CARR-GOTTSTEIN FOODS CO.
         (Exact Name of Registrant as Specified in its Charter)


           Delaware                      1-12116                 920135158
   (State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
        of Incorporation)                                   Identification No.)


   6411 A Street, Anchorage, Alaska                                99518
 (Address of Principal Executive Offices)                       (Zip Code)

      Registrant's telephone number, including area code: (907) 561-1944

                                 None
      (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events.

         On February 9, 1999, Carr-Gottstein Foods Co., a Delaware corporation ("CGF"), and Safeway Inc., a Delaware corporation ("Safeway"), jointly announced that they had filed a consent decree (the "Consent Decree") with the Attorney General of the State of Alaska regarding the acquisition by Safeway of all of the outstanding shares of common stock of CGF at a price of $12.50 per share, or a total of approximately $110 million (the "Acquisition"). The Consent Decree is subject to the approval of the Superior Court for the State of Alaska (the "State"). A court hearing on the Consent Decree will be held after a 60 day comment period, during which interested persons may file comments with the court.

         The Consent Decree requires the sale of six Safeway stores (four in Anchorage, Alaska, one in Eagle River, Alaska and one in Wasilla, Alaska) and one CGF store in Fairbanks, Alaska. Safeway and CGF, which after the Merger will be a wholly-owned subsidiary of Safeway, must provide the State of Alaska with signed purchase agreements for each of the stores within six months from the date the Consent Decree is approved by the court. The State has the right to approve the purchasers, purchase agreements, and sale transactions. To obtain State approval, among other things, the proposed purchaser must have the managerial, operational and financial capability and experience to compete effectively as a viable, ongoing retailer in the supermarket industry. Following the State's approval, Safeway and CGF generally have an additional two months in which to complete the divestiture of the store or stores. The eight-month period may be extended by the Attorney General of the State of Alaska. If the proposed sales do not occur within the eight-month period, the State can appoint a trustee to effect the divestiture of the remaining stores. The Consent Decree contains provisions for payments by Safeway of up to $1 million for each of the seven stores for which these deadlines are not met.

         On February 19, 1999, CGF and Safeway jointly announced that they had settled with the Alaska Public Interest Research Group and six individual plaintiffs in a purported class action lawsuit which sought to prevent the Acquisition (the "Litigation").

         A copy of the Press Release dated February 9, 1999 announcing the filing of the Consent Decree and a copy of the Press Release dated February 19, 1999 announcing the settlement of the Litigation are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K:

         Exhibit No.  Description

           99.1 Press Release dated February 9, 1999 announcing the filing of the Consent Decree.

           99.2 Press Release dated February 19, 1999 announcing the settlement of the Litigation.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CARR-GOTTSTEIN FOODS CO.



Date:  February 23, 1999               By: /s/ Lawrence H. Hayward
                                           -----------------------------------
                                           Name:  Lawrence H. Hayward
                                           Title: President and
                                                  Chief Executive Officer



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                                  EXHIBIT INDEX



Exhibit Number   Description

  99.1 Press Release dated February 9, 1999 announcing the filing of the Consent Decree.

  99.2 Press Release dated February 19, 1999 announcing the settlement of the Litigation.